Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT,
WAIVER AND CONSENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, WAIVER AND CONSENT (this “Amendment”), dated as of July 11, 2003, is by and among INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the “Borrower”), INSIGHT HEALTH SERVICES HOLDINGS CORP., a Delaware corporation (the “Parent”), the Subsidiary Guarantors parties hereto, the Lenders defined in the Existing Credit Agreement defined below, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Syndication Agent (in such capacity, the “Syndication Agent”) and THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent (in such capacity, the “Documentation Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent entered into that certain Credit Agreement dated as of October 17, 2001 (as amended by that certain First Amendment to Credit Agreement, Waiver and Consent dated as of January 24, 2003, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended; and

WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“CDL Acquisition Closing” shall have the meaning assigned to the term “Closing” in Section 2.6 of the CDL Purchase Agreement.

“CDL Acquisition Closing Conditions” means:

(i)                                     The Administrative Agent shall have received an executed copy of the CDL Purchase Agreement, certified by an Executive Officer of the Borrower to be true, correct and complete.

(ii)                                  The Acquisition of the CDL Assets purchased in the CDL Acquisition Closing shall be permitted under Section 8.6(i) and shall have been consummated on or before August 15, 2003 in accordance with the terms of the CDL Purchase Agreement and in compliance with applicable law and regulatory approvals, and all material conditions precedent to the obligation of the buyer for the CDL Acquisition Closing under the CDL Purchase Agreement shall have been satisfied.  The CDL Purchase Agreement shall not have been altered, amended or otherwise changed or supplemented or any condition therein waived without the prior written consent of the Administrative Agent.

“Designated CMI Center” means any one of the following diagnostic medical imaging centers that was acquired by InSight Health Corp. pursuant to the CMI Acquisition: Valencia MRI, Open MRI of Encino (f/k/a Comprehensive Open MRI of Encino), San Fernando Valley MRI Center (f/k/a Valley Magnetic Resonance Center), Valley Open MRI (f/k/a Valley Open MRI Center), Encino Diagnostic Center (f/k/a CMI Diagnostic Center), Westlake Diagnostic Center and Advanced Diagnostic Center of Thousand Oaks.

“New CMI Joint Venture” means any Subsidiary of InSight Health Corp. created after the Second Amendment Effective Date that is formed (i) as a Joint Venture in accordance with the provisions of the Credit Agreement between InSight Health Corp. and a physician or physician group that provides medical services for such Person and (ii) for the purpose of becoming the owner of assets associated with and/or used in the operation of any of the Designated CMI Centers.

“Requisite Lenders” is defined in the introductory paragraph of Part 3 hereof.

“Second Amendment Effective Date” is defined in the first paragraph of Part 4 hereof.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART 2
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.  Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

SUBPART 2.1  Amendments to Section 1.1.

A.                                   The following definitions set forth in Section 1.1 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

“CMI Assets” shall have the meaning assigned to the term “Purchased Assets” in the CMI Purchase Agreement and shall, for the purposes hereof, include (i) the Voting Stock of the Acquired CMI Subsidiaries other than San Fernando Valley Regional PET Center, LLC and (ii) all of the Capital Stock of San Fernando Valley Regional PET Center, LLC.

“CMI Purchase Agreement” means the Asset Purchase Agreement dated as of January 6, 2003, by and among InSight Health Corp., Comprehensive Medical Imaging., Inc., a Delaware corporation, Comprehensive Medical Imaging Centers, Inc., a Delaware corporation, and Cardinal Health 414, Inc., a Delaware corporation, in respect of the CMI Acquisition, together with all schedules and exhibits thereto, as amended by that certain Amendment No. 1 to Asset Purchase Agreement dated as of February 21, 2003, and by that certain Amendment No. 2 to Asset Purchase Agreement dated as of March 30, 2003.

“Delayed-Draw Term Loan Borrowing Request” means a written notice from the Borrower to the Administrative Agent requesting a Delayed-Draw Term Loan and specifying (i) that a Delayed-Draw Term Loan is requested, (ii) the date of the requested borrowing (which shall be a Business Day at least ten (10) Business Days after the date of receipt of such notice by the Administrative Agent (or such later date as the Fronting Bank and the Administrative Agent may agree with the Borrower in order to minimize the incurrence of costs by the Borrower pursuant to Section 3.12(a) in connection with such borrowing)), (iii) the aggregate principal amount to be borrowed (which shall be at least $10,000,000 or an integral multiple of $1,000,000 in excess thereof) and (iv) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor.

“New Delayed-Draw Term Loan Borrowing Request” means a written notice from the Borrower to the Administrative Agent requesting a New Delayed-Draw Term Loan and specifying (i) that a New Delayed-Draw Term Loan is requested, (ii) the date of the requested borrowing (which shall be a Business Day at least ten (10) Business Days after the date of receipt of such notice by the Administrative Agent (or such later date as the Fronting Bank and the Administrative Agent may agree with the Borrower in order to minimize the incurrence of costs by the Borrower pursuant to Section 3.12(a) in connection with such borrowing)), (iii) the aggregate principal amount to be borrowed (which shall be at least $10,000,000 or an integral multiple of $1,000,000 in excess thereof, or the remaining amount of the New Delayed-Draw Term Loan Committed Amount, if less) and (iv) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor.

“Restricted Payment” means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (including without limitation any payment on account thereof in connection with any dissolution, merger, consolidation or disposition involving any Consolidated Party), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (other than (A) dividends or distributions payable in Capital Stock of the applicable Person, dividends or distributions payable (directly or indirectly through Subsidiaries) to any Credit Party other than the Parent, (B) in the case of Joint Ventures only, dividends, distributions or other payments paid ratably to each of the holders of the Capital Stock of such Person) and (C) in the case of an Acquired CMI Subsidiary other than San Fernando Valley Regional PET Center, LLC, dividends, distributions or other payments to the holder(s) of Economic

Interests representing up to 10% of the total Economic Interests of such Acquired CMI Subsidiary as part of a ratable distribution to all holders of Economic Interests in such Acquired CMI Subsidiary, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (iv) any payment or prepayment of principal of, premium, if any, or interest on, including any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness, (v) any payment or prepayment of principal of, or premium or interest on, any Indebtedness of a Consolidated Party held by any of the Sponsors or the Related Parties or Affiliates and (vi) any loan or advance to the Parent.

“Subsidiary Guarantor” means each of the Persons identified as a “Subsidiary Guarantor” on the signature pages hereto and each Person which may hereafter execute a Joinder Agreement, whether pursuant to Section 7.10 or otherwise at the election of the Credit Parties, together with their successors and permitted assigns, and “Subsidiary Guarantor” means any one of them.

B.                                     The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:

“Acquired CMI Subsidiary” means any one of Valencia MRI, LLC, San Fernando Valley Regional PET Center, LLC and Orange County Regional PET Center–Irvine, LLC, each of which is a California limited liability company that became a Wholly Owned Subsidiary pursuant to the CMI Acquisition.

“CDL Acquisition” means the Acquisition by InSight Health Corp. of the CDL Assets pursuant to the CDL Purchase Agreement.

“CDL Assets” shall have the meaning assigned to the term “Assets” in Section 2.1 of the CDL Purchase Agreement.

“CDL Purchase Agreement” means the Asset Purchase Agreement dated as of June 19, 2003, by and among InSight Health Corp., CDL Medical Technologies, Inc., a Pennsylvania corporation, Keith E. Loiselle, a resident of Pennsylvania, and David J. Simile, a resident of Pennsylvania, in respect of the CDL Acquisition, together with all schedules and exhibits thereto.

“Economic Interest”, in respect of any Acquired CMI Subsidiary other than San Fernando Valley Regional PET Center, LLC, shall have the meaning assigned to such term in the operating agreement of such Person.

SUBPART 2.2  Amendments to Section 1.3.  The first paragraph of Section 1.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

1.3                               Accounting Terms.

Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis; provided, however, that (i) calculations of the implied principal component of all obligations under any Synthetic Lease or the implied interest component of any rent paid under any Synthetic Lease shall be made by the Borrower in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease and (ii) the “minority interest(s)” as used herein shall include any Economic Interest in an Acquired CMI Subsidiary held by a Person that is not a Credit Party.  All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at June 30, 2001), but, in any event, after elimination for minority interests; provided, however, if (a) the Credit Parties shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lenders as to which no such objection shall have been made.

SUBPART 2.3 New Section 7.17.  The following new Section 7.17 is hereby added to the Existing Credit Agreement immediately following existing Section 7.16 thereof:

7.17                        Additional Further Assurances regarding CDL Assets.

Notwithstanding any provision of this Credit Agreement to the contrary, the Borrower shall cause to be delivered to the Administrative Agent by September 30, 2003 (or such later date as the Administrative Agent shall reasonably determine) all items in respect of the Property acquired in the CDL Acquisition, if any, required to be delivered by the terms of Sections 7.10 and 7.11 hereof.

SUBPART 2.4  Amendments to Section 11.14.  Section 11.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

11.14                 Confidentiality.

Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its (and its Affiliates’) directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; provided, however, that, prior to disclosure pursuant to this clause (c), reasonable efforts shall be made to give the Borrower notice of request for disclosure and the Borrower shall be given a reasonable opportunity, at its expense, to prevent the disclosure or have the Information maintained as confidential under a protective order; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any of the other Credit Documents or any suit, action or proceeding relating to this Credit Agreement or any of the other Credit Documents or the enforcement of rights hereunder or thereunder; (f) to any Lender, any Affiliate of a Lender or any Approved Fund, or, with the consent of the Borrower (not to be unreasonably withheld) or, if an Event of Default has occurred and is continuing, subject to an agreement containing provisions substantially the same as those of this Section 11.14, to any other prospective Eligible Assignee of or Participant in connection with an assignment or participation pursuant to Section 11.3; (g) with the consent of the Borrower; (h) to the extent that, other than as a result of a breach of this Section 11.14, such Information (i) becomes publicly available or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Consolidated Parties, other than as a result of a breach by such source of a confidentiality agreement with any Consolidated Party with respect to which breach the Person proposing to disclose Information in accordance with this Section 11.14(i)(ii) has actual knowledge; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates.  For the purposes of this Section 11.14, “Information” means all information received from the Credit Parties relating to the Consolidated Parties or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Consolidated Parties.  Any Person required to maintain the confidentiality of Information as provided in this Section 11.14 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.  Notwithstanding anything herein to the contrary, “Information” shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that (i) the foregoing permission to disclose the “tax treatment” and “tax structure” does not permit the disclosure of any information that is not relevant to understanding the “tax treatment” or “tax structure” (including the identity of any party and the amounts paid in connection with the contemplated transaction), and (ii) with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

SUBPART 2.5  Additional Amendments.  Each reference to the term “Joint Venture” or “Joint Ventures” in Section 7.1(e), Section 7.10(b), Section 7.13, Section 7.14, Section 8.1(c)(iii), Section 8.6(g) and Section 8.11(d) of the Existing Credit Agreement shall be deemed to refer to a Joint Venture which is not a Credit Party or Joint Ventures which are not Credit Parties, respectively.

PART 3
WAIVERS AND CONSENT

Subject to the occurrence of the Second Amendment Effective Date, the Required Lenders, the Required Revolving Lenders, the Required Unfunded Delayed-Draw Term Lenders and the Required Unfunded New Delayed-Draw Term Lenders (collectively, the “Requisite Lenders”) agree as follows:

SUBPART 3.1  CDL Acquisition.  Provided that the CDL Acquisition Closing Conditions shall have been satisfied for the CDL Acquisition Closing (as reasonably determined by the Administrative Agent), the Requisite Lenders hereby consent to the CDL Acquisition and further agree as follows:

(a)                                  The requirement that the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness, any earn-out payments, and any proceeds of any Equity Issuance by any Consolidated Party to any of the Sponsors or the Related Parties in connection with such Acquisition) paid by the Consolidated Parties in respect of the CDL Acquisition not exceed $30,000,000, as set forth in clause (i)(vii)(A) of Section 8.6 of the Amended Credit Agreement, is hereby waived; provided, however, that the aggregate purchase price (excluding fees and expenses associated with the CDL Acquisition and the financing thereof) paid by the Consolidated Parties for all of the CDL Assets is not in excess of $50,000,000.

(b)                                 The requirement that the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness and any earn-out payments, but excluding the proceeds of any Equity Issuance by any Consolidated Party to any of the Sponsors or the Related Parties in connection with such Acquisition) paid by the Consolidated Parties in respect of all Acquisitions consummated during the period from October 18, 2002 to October 17, 2003 not exceed $45,000,000, as set forth in clause (i)(viii)(2) of Section 8.6 of the Amended Credit Agreement, is hereby waived solely with respect to the CDL Acquisition and the consideration paid by the Consolidated Parties in respect of the CDL Acquisition shall be excluded from any future calculation under Section 8.6(i)(viii)(2) of the Amended Credit Agreement; provided, however, that the aggregate purchase price (excluding fees and expenses associated with the CDL

Acquisition and the financing thereof) paid by the Consolidated Parties for all of the CDL Assets is not in excess of $50,000,000; and

SUBPART 3.2  Transfer of Designated CMI Centers to New Joint Ventures.  Notwithstanding the provisions of Section 8.5 of the Amended Credit Agreement or any other provision of the Amended Credit Agreement to the contrary, Insight Health Corp. and/or Valencia MRI, LLC may transfer the assets associated with and/or used in the operation of any Designated CMI Centers to a New CMI Joint Venture, provided that (a) the consideration paid by each joint venturer (other than Insight Health Corp.) in exchange for an equity interest in such New CMI Joint Venture shall be at least 75% cash or Cash Equivalents and contemporaneously received by Insight Health Corp. at the time of such exchange and (b) the aggregate equity interests in any such New CMI Joint Venture held by all Persons other than Credit Parties shall not exceed 15% of the total Capital Stock of the applicable New CMI Joint Venture.  Notwithstanding any provision of the Existing Credit Agreement to the contrary, any transfer of assets permitted under this Subpart 3.2 shall be deemed to be an “Excluded Asset Disposition” for all purposes of the Amended Credit Agreement.  Upon the consummation of any transfer of assets permitted under this Subpart 3.2, (i) unless the applicable New CMI Joint Venture executes a Joinder Agreement in substantially the same form as Exhibit 7.10 to the Amended Credit Agreement and complies with the requirements of Section 7.11 of the Amended Credit Agreement, the ownership interest of the Consolidated Parties in such New CMI Joint Venture shall be deemed to be an Investment in a Joint Venture which is not a Credit Party for purposes of Section 8.6 of the Amended Credit Agreement in the amount equal to the fair market value of the transferred assets less the amount of distributions received by Insight Health Corp. from proceeds of capital contributions made in such New CMI Joint Venture by the other joint venturers in exchange for an equity interest therein and (ii) the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties’ request and at the Credit Parties’ expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent’s security interest, if any, in the applicable assets, including, without limitation, amendments or terminations of UCC financing statements, if any.

The consents and waivers contained herein shall not act as a consent to any other action or inaction by any Credit Party, and the waivers set forth in this Part III are one-time waivers and are granted only for the limited purposes set forth herein and shall be effective only in the specific circumstances provided for above and only for the purposes for which given.  Except as waived pursuant to the terms of this Part III or amended pursuant to Part II, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

PART 4
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date hereof (the “Second Amendment Effective Date”) when all of the conditions set forth in this Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment.”

SUBPART 4.1  Counterparts of Amendment.  The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Requisite Lenders.

SUBPART 4.2  Amendment Fee.  For the account of each Lender approving this Amendment by 12:00 noon Charlotte, North Carolina time on July 10, 2003 (as evidenced by delivery of an executed signature page prior to such time), the Administrative Agent shall have received an amendment fee equal to 10 basis points on the amount equal to the sum of (i) such Lender’s Revolving Commitment plus (ii) such Lender’s Delayed-Draw Term Loan Commitment plus (iii) such Lender’s New Delayed-Draw Term Loan Commitment plus (iv) the outstanding Tranche B Term Loans held by such Lender.

SUBPART 4.3  Other Fees and Out of Pocket Costs.  The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of

America Securities LLC (including the reasonable fees and expenses of the Administrative Agent’s legal counsel), and all other fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.

PART 5
MISCELLANEOUS

SUBPART 5.1  Representations and Warranties.  The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (ii) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) the transactions contemplated in this Amendment are not prohibited by the Subordinated Note Indenture (as in effect immediately prior to the Second Amendment Effective Date.

SUBPART 5.2  Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations.  Without limiting the generality of the proceeding sentence, (i) each of the Guarantors restates that it jointly and severally guarantees the prompt payment when due of all Credit Party Obligations, in accordance with, and pursuant to the terms of, Section 4 of the Existing Credit Agreement and (ii) each of the Credit Parties agrees that all references in the Collateral Documents to the term “Credit Party Obligations” shall be deemed to include all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under the Amended Credit Agreement, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code).

SUBPART 5.3  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 5.4  Instrument Pursuant to Existing Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.5  References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 5.6  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 5.7  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 5.9  Costs, Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the fees and expenses of counsel to the Administrative Agent) in accordance with the terms of Section 11.5 of the Existing Credit Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	INSIGHT HEALTH SERVICES CORP.

	By:	/s/ Steven T. Plochocki
	Name:	Steven T. Plochocki
	Title:	President & Chief Executive Officer

PARENT:	INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Steven T. Plochocki
	Name:	Steven T. Plochocki
	Title:	President & Chief Executive Officer

SUBSIDIARY
GUARANTORS:

INSIGHT HEALTH CORP.
OPEN MRI, INC.
MAXUM HEALTH CORP.
RADIOSURGERY CENTERS, INC.
MAXUM HEALTH SERVICES CORP.
DIAGNOSTIC SOLUTIONS CORP.

MAXUM HEALTH SERVICES
OF NORTH TEXAS, INC.

MAXUM HEALTH SERVICES
OF DALLAS, INC.

NDDC, INC.
SIGNAL MEDICAL SERVICES, INC.
MRI ASSOCIATES, L.P.
WILKES-BARRE IMAGING, L.L.C.

	By:	/s/ Steven T. Plochocki
	Name:	Steven T. Plochocki
	Title:	President & Chief Executive Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. In its capacity as Administrative Agent

	By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A. Individually in its capacity as a Lender and In its capacity as Issuing Lender

	By:	/s/ Peter D. Griffith
	Name:	Peter D. Griffith
	Title:	Managing Director

LENDERS AND OTHER AGENTS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent And as a Lender

	By:	/s/ Harry E. Ellis
	Name:	Harry E. Ellis
	Title:	Managing Director, Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., As Documentation Agent and as a Lender

	By:	/s/ John P. Sirico, II
	Name:	John P. Sirico, II
	Title:	Vice President

LENDER:	Addison, CDO, Limited (#1279)
By: Pacific Investment Management Company, LLC, As its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President

LENDER:	AIMCO CLO SERIES 2001-A

	By:	/s/ Signature
Name:
Title:

	By:	/s/ Signature
Name:
Title:

LENDER:	ALLSTATE LIFE INSURANCE COMPANY

	By:	/s/ Signature
Name:
Title:

	By:	/s/ Signature
Name:
Title:

Signature Pages RE:  InSight Health Services Corp – Second Amendment, Waiver and Consent dated July 11, 2003

ARCHIMEDES FUNDING III, Ltd.
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

ARCHIMEDES FUNDING IV, Ltd.
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

Nemean CLO, Ltd.
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

ENDURANCE CLO I, LTD.
c/o		ING Capital Advisors, LLC As Portfolio Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

ORYX CLO, Ltd., as a Lender
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

SEQUILS-ING (HBDGM), LTD.
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

BALANCED HIGH-YIELD FUND II, LTD., as Lender
BY:		ING Capital Advisors, LLC As Collateral Manager

By:	/s/	Helen Y. Rhee
Name:		Helen Y. Rhee
Title:		Senior Vice President

LENDERS:	ARES Leveraged Investment Fund II, L.P.

BY: ARES Management II, L.P.
Its: General Partner

	By:	/s/	Jeff Moore
	Name:		Jeff Moore
	Title:		Vice President

ARES IV CLO Ltd.

	BY:	ARES CLO Management IV, L.P., Investment Manager

	BY:	ARES CLO GP IV, LLC, Its Managing Member

	By:	/s/	Jeff Moore
	Name:		Jeff Moore
	Title:		Vice President

ARES V CLO Ltd.

	BY:	ARES CLO Management V, L.P., Investment Manager

	BY:	ARES CLO GP V, LLC, Its Managing Member

	By:	/s/	Jeff Moore
	Name:		Jeff Moore
	Title:		Vice President

LENDERS:	BRYN MAWR CLO, Ltd.

BY: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/	Dale Burrow
	Name:		Dale Burrow
	Title:		Senior Vice President

LENDERS:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., As Term Lender

	By:	/s/	Diane J. Exter
	Name:		Diane J. Exter
	Title:		Managing Director/Portfolio Manager

LENDERS:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., As Term Lender

	By:	/s/	Diane J. Exter
	Name:		Diane J. Exter
	Title:		Managing Director/Portfolio Manager

LENDERS:	CENTURION COO VI, Ltd. By: American Express Asset Management Group, Inc. As Collateral Manager

	By:	/s/	Leanne Stavrakis
	Name:		Leanne Stavarkis
	Title:		Director – Operations

LENDERS:	Nomura Corporate Research and Asset Management, Inc. As Collateral Manager

Clydesdale CLO 2001-1, Ltd.

	By:	/s/	Elizabeth O. MacLean
	Name:		Elizabeth O. MacLean
	Title:		Director

LENDERS:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or any affiliate

	By:	/s/	John P. Thacker
	Name:		John P. Thacker
	Title:		Chief Credit Officer

LENDERS:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or any affiliate

	By:	/s/	John P. Thacker
	Name:		John P. Thacker
	Title:		Chief Credit Officer

LENDERS:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or any affiliate

	By:	/s/	John P. Thacker
	Name:		John P. Thacker
	Title:		Chief Credit Officer

LENDERS:	Flagship CLO 2001-1 By: Flagship Capital Management, Inc.

	By:	/s/	Colleen Cunniffe
	Name:		Colleen Cunniffe
	Title:		Director

Flagship CLO II By: Flagship Capital Management, Inc.

	By:	/s/	Colleen Cunniffe
	Name:		Colleen Cunniffe
	Title:		Director

LENDERS:	FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/	Dale Burrow
	Name:		Dale Burrow
	Title:		Senior Vice President

LENDERS:	Franklin CLO II, Limited

	By:	/s/	Madeline Lam
	Name:		Madeline Lam
	Title:		Vice President

LENDERS:	Franklin CLO IV, Limited

	By:	/s/	Madeline Lam
	Name:		Madeline Lam
	Title:		Vice President

LENDERS:	Franklin Floating Rate Daily Access Fund

	By:	/s/	Madeline Lam
	Name:		Madeline Lam
	Title:		Assistant Vice President

LENDERS:	Franklin Floating Rate Master Series

	By:	/s/	Madeline Lam
	Name:		Madeline Lam
	Title:		Assistant Vice President

LENDERS:	General Electric Capital Corporation

	By:	/s/	Douglas Lynch
	Name:		Douglas Lynch
	Title:		US Chief Risk Officer

LENDERS:	HARBOUR TOWN FUNDING LLC

	By:	/s/	Ann E. Morris
	Name:		Ann E. Morris
	Title:		Assistant Vice President

LENDERS:	HARBOURVIEW CLO IV, LTD.

	By:	/s/	Bill Campbell
	Name:		Bill Campbell
	Title:		Manager

LENDERS:	HARBOURVIEW CLO V, LTD.

	By:	/s/	Bill Campbell
	Name:		Bill Campbell
	Title:		Manager

LENDERS:	ING PRIME RATE TRUST
By: ING Investments, LLC as its investment manager

	By:	/s/	Michel Prince
	Name:		Michel Prince, CFA
	Title:		Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,
By: ING Investments, LLC as its investment manager

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,
BY: ING Investments, LLC as its investment manager

SEQUILS – PILGRIM I, LTD
By: ING Investments, LLC as its investment manager

PILGRIM CLO 1999 – 1 LTD.
By: ING Investments, LLC as its investment manager

LENDERS:	Jissekikun Funding, Ltd. (#1288)
By: Pacific Investment Management Company, LLC, as its Investment Advisor

	By:	/s/	Mohan V. Phansalkar
	Name:		Mohan V. Phansalkar
	Title:		Executive Vice President

LENDERS:	KZH CYPRESSTREE 1 LLC

	By:	/s/	Dorian Herrera
	Name:		Dorian Herrera
	Title:		Authorized Agent

LENDERS:	KZH ING-2 LLC

	By:	/s/	Dorian Herrera
	Name:		Dorian Herrera
	Title:		Authorized Agent

LENDERS:	KZH SOLEIL-2 LLC

	By:	/s/	Dorian Herrera
	Name:		Dorian Herrera
	Title:		Authorized Agent

LENDERS:	KZH STERLING LLC

	By:	/s/	Dorian Herrera
	Name:		Dorian Herrera
	Title:		Authorized Agent

LENDERS:	KZH WATERSIDE LLC

	By:	/s/	Dorian Herrera
	Name:		Dorian Herrera
	Title:		Authorized Agent

LENDERS:	LIBERTY FLOATING RATE ADVANTAGE FUND

By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated), As Advisor

	By:	/s/	Brian J. Murphy
	Name:		Brian J. Murphy
	Title:		Vice President

LENDERS:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/	Terence S. Dougherty
	Name:		Terence S. Dougherty
	Title:		Officer

LENDERS:	Morgan Stanley Prime Income Trust

	By:	/s/	Peter Gewirtz
	Name:		Peter Gewirtz
	Title:		Vice President

LENDERS:	MUIRFIELD TRADING LLC

	By:	/s/	Ann E. Morris
	Name:		Ann E. Morris
	Title:		Assistant Vice President

LENDERS:	Nomura Bond and Loan Fund
By: UFJ Trust Bank Limited As Trustee
By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact

	By:	/s/	Elizabeth O. MacLean
	Name:		Elizabeth O. MacLean
	Title:		Director

LENDERS:	NORTHWOODS CAPITAL LIMITED
BY: ANGELO, GORDON & CO., LP., AS COLLATERAL MANAGER

	By:	/s/	John W. Fraser
	Name:		John W. Fraser
	Title:		Managing Director

LENDERS:	NORTHWOODS CAPITAL II, LIMITED
BY: ANGELO, GORDON & CO., LP., AS COLLATERAL MANAGER

	By:	/s/	John W. Fraser
	Name:		John W. Fraser
	Title:		Managing Director

LENDERS:	NORTHWOODS CAPITAL III, LIMITED
BY: ANGELO, GORDON & CO., LP., AS COLLATERAL MANAGER

	By:	/s/	John W. Fraser
	Name:		John W. Fraser
	Title:		Managing Director

LENDERS:	OLYMPIC FUNDING TRUST, SERIES 1999-1

	By:	/s/	Ann E. Morris
	Name:		Ann E. Morris
	Title:		Authorized Agent

LENDERS:	OPPENHEIMER SENIOR FLOATING RATE FUND

	By:	/s/	Bill Campbell
	Name:		Bill Campbell
	Title:		Manager

LENDERS:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited., As Term Lender

	By:	/s/	Diane J. Exter
	Name:		Diane J. Exter
	Title:		Managing Director/Portfolio Manager

LENDERS:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited., As Term Lender

	By:	/s/	Diane J. Exter
	Name:		Diane J. Exter
	Title:		Managing Director/Portfolio Manager

LENDERS:	ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/	Dale Burrow
	Name:		Dale Burrow
	Title:		Senior Vice President

LENDERS:	San Joaquin CDO I Limited (#1282)
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/	Mohan V. Phansalkar
	Name:		Mohan V. Phansalkar
	Title:		Executive Vice President

LENDERS:	Sankaty High Yield Partners III, L.P.

	By:	/s/	Diane J. Exter
	Name:		Diane J. Exter
	Title:		Managing Director/Portfolio Manager

LENDERS:	SEQUILS-Cumberland I, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/	Dale Burrow
	Name:		Dale Burrow
	Title:		Senior Vice President

LENDERS:	SEQUILS-MAGNUM, LTD. (#1280)
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/	Mohan V. Phansalkar
	Name:		Mohan V. Phansalkar
	Title:		Executive Vice President

LENDERS:	STANFIELD ARBITRAGE CDO, LTD.
By: Stanfield Capital Partners, LLC As its Collateral Manager

	By:	/s/	Christopher A. Bondy
	Name:		Christopher A. Bondy
	Title:		Partner

LENDERS:	STANWICH LOAN FUNDING LLC

	By:	/s/	Ann E. Morris
	Name:		Ann E. Morris
	Title:		Assistant Vice President

LENDERS:	STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated), As Advisor

	By:	/s/	Brian J. Murphy
	Name:		Brian J. Murphy
	Title:		Vice President

LENDERS:	SUNAMERICA SENIOR FLOATING RATE FUND INC.

By: Stanfield Capital Partners LLC As subadvisor

	By:	/s/	Christopher A. Bondy
	Name:		Christopher A. Bondy
	Title:		Partner

LENDERS:	VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp.

	By:	/s/	Darvin D. Pierce
	Name:		Darvin D. Pierce
	Title:		Executive Director

LENDERS:	VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp.

	By:	/s/	Darvin D. Pierce
	Name:		Darvin D. Pierce
	Title:		Executive Director

LENDERS:	Wrigley CDO, Ltd. (#1285)
By: Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/	Mohan V. Phansalkar
	Name:		Mohan V. Phansalkar
	Title:		Executive Vice President